CHANGE OF CONTROL AGREEMENT


     THIS CHANGE OF CONTROL AGREEMENT (hereinafter "Agreement") is made as of the 1st day of October, 1997, between PeoplesBank, A Codorus Valley Company, a Pennsylvania banking institution (the "Bank"), Codorus Valley Bancorp, Inc., a Pennsylvania business corporation (the "Corporation") and Jann A. Weaver, an adult individual (the "Executive").

     WHEREAS, the Corporation employs the Executive as its Assistant Secretary and Assistant Treasurer, and the Bank employs the Executive as its Senior Vice President and Chief Financial Officer; and

     WHEREAS, the Executive has provided valued service to the Corporation and the Bank in the past; and

     WHEREAS, in recognition of the valued past and present service of the Executive, the Bank and the Corporation desire to provide incentive for continued valued service and grants to the Executive the benefits set forth herein upon the occurrence of a Change of Control (as defined herein); and

     WHEREAS, the purpose of this Agreement is to define certain severance benefits that will be paid by the Bank and the Corporation in the event of a Change of Control (as defined herein). This Agreement is not intended to affect the terms of the Executive's employment at will, in the absence of a Change of Control (as defined herein) of the Bank and the Corporation. Accordingly, although this Agreement will take effect upon Executive as a binding legal obligation of the Bank and the Corporation, it will become operative only upon a Change in Control, as that concept is defined below.

     NOW  THEREFORE,   in  consideration  of  the  Executive's  service  to  the
Corporation and the Bank and of the mutual covenants, undertakings and agreements set forth herein and intending to be legally bound hereby, the parties agree as follows:

     1. TERM The initial term of this Agreement shall be deemed to have commenced on October 1, 1997, such that the initial term shall continue for a period of fifteen (15) months until December 31, 1998. Each term thereafter shall consist of a twelve (12) month period which shall begin on January 1, of each year. On the initial renewal date of January 1, 1999, and on each subsequent renewal date, this Agreement shall be automatically renewed for an additional twelve (12) month term, unless the Corporation and/or the Bank provide the Executive with written notice of non-renewal at least sixty (60) days prior to any such renewal date. For example: (1) if the Corporation and/or the Bank do not provide written notice of non-renewal at least sixty (60) days prior to January 1, 1999, the Agreement will automatically renew for an additional twelve (12) month period terminating on December 31, 1999; or (2) If the Corporation and/or the Bank provide written notice of non-renewal on November 1, 1998, which is at least sixty (60) days prior to January 1, 1999, the Agreement will terminate on December 31, 1998.

     2. DEFINITION OF CHANGE OF CONTROL. For purposes of this Agreement, the term "Change of Control" shall mean: A change in control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A and any successor rule or regulation promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"); provided that, without limitation, such a change in control shall be deemed to have occurred if (a) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than the Corporation or any "person" who on the date hereof is a director or officer of the Corporation is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Corporation representing twenty-five percent (25%) or more of the combined voting power of the Corporation's then outstanding securities, or (b) during any period of two consecutive years during the term of this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the Bank or Corporation cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period, or (c) the sale or transfer of all or substantially all of the Bank or Corporation's assets.

     3. DEFINITION OF DATE OF CHANGE OF CONTROL. For purposes of this Agreement, the date of Change of Control shall mean:

     (a) the first  date on which a single  person  and/or  entity,  or group of
affiliated  persons  and/or  entities,   acquire  the  beneficial  ownership  of
twenty-five percent (25%) or more of the Corporation's voting securities, or

     (b) the date of the transfer of all or substantially all of the Bank or Corporation's assets, or

     (c)  the  date  on  which  a  merger,   consolidation   or  combination  is
consummated,  as applicable,  or

     (d) the date on which individuals who formerly constituted a majority of the Board of Directors of the Bank or Corporation, ceased to be a majority.

     4. PAYMENTS UPON TERMINATION. If a Change of Control (as defined herein) occurs, the Executive shall receive a lump sum amount equal to his current "Annual Direct Salary", as of the Date of the Change of Control (as defined herein). Annual Direct Salary shall be defined herein as the fixed, gross, base annual salary paid to the Executive in installments at such time as the Bank and Corporation customarily pays its other senior officers and shall not include any benefits, bonuses, incentives or other compensation.

     5. UNAUTHORIZED DISCLOSURE. During the term of this Agreement, or at any later time, the Executive shall not, without the written consent of the Board of Directors of the Corporation or Bank or a person authorized thereby, knowingly disclose to any person, other than an employee of the Corporation or Bank or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Corporation or Bank, any material confidential information obtained by him while in the employ of the Corporation or Bank with respect to any of the Corporation or Bank's services, products, improvements, formulas, designs or styles, processes, customers, methods of business or any business practices the disclosure of which could be or will be materially damaging to the Corporation or Bank provided, however, that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive or any person with the assistance, consent or direction of the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or a business similar to that conducted by the Corporation or Bank or any information that must be disclosed as required by law.

     6. RESTRICTIVE COVENANT. The Executive covenants and agrees that the Executive shall not directly or indirectly, within the marketing area of the Bank (defined as an area within twenty-five (25) of the registered office of the Bank), enter into or engage generally in direct or indirect competition with the Corporation or Bank or any subsidiary of the Corporation, either as an individual on his own or as a partner or joint venturer, or as a director, officer, greater than five percent (5%) shareholder, employee, agent, independent contractor, lessor or creditor of or for any person, for a period of six (6) months after the date of termination of his employment if the Executive's employment is terminated as a result of a Change of Control (as defined herein). The existence of any claim or cause of action of the Executive against the Corporation or Bank, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Corporation or Bank of this covenant. The Executive agrees that any breach of the restrictions set forth in this Agreement will result in irreparable injury to the Corporation or Bank for which it shall have no adequate remedy at law and the Corporation or Bank shall be entitled to injunctive relief in order to enforce the provisions hereof. In the event that this paragraph shall be determined by any court of competent jurisdiction to be unenforceable in part by reason of it being too great a period of time or covering too great a geographical area, it shall be in full force and effect as to that period of time or geographical area determined to be reasonable by the court.

     7. DAMAGES FOR BREACH OF CONTRACT. In the event of a breach of this Agreement by either the Corporation, Bank or the Executive resulting in damages to another party to this Agreement, that party may recover from the party breaching the Agreement only those damages as set forth herein. In no event shall any party be entitled to the recovery of attorney's fees or costs.

     8. NOTICE. For the purposes of this Agreement, notices and all other communications provided for in the Agreement shall be in writing and shall be deemed to have been duly given when hand-delivered or mailed by United States certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Executive:      Jann A. Weaver
                                   417 Chumleigh Road
                                   Baltimore, MD 21212

         If to the Bank:           Larry J. Miller, President
                                   PeoplesBank, A Codorus Valley Company
                                   105 Leader Heights Road
                                   York, Pennsylvania 17403

         If to the Corporation:    Larry J. Miller, President
                                   Codorus Valley Bancorp, Inc.
                                   105 Leader Heights Road
                                   York, Pennsylvania 17403

or to such other address as any party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

     9. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Executive, the Corporation and the Bank and any of their successors or assigns, provided however, that the Executive may not commute, anticipate, encumber, dispose or assign any payment except as set forth in paragraph 12.

     10.   SEVERABILITY.   If  any  provision  of  this  Agreement  is  declared
unenforceable for any reason, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect.

     11. AMENDMENT. This Agreement may be amended or canceled only by mutual agreement of the parties in writing.

     12. PAYMENT OF MONEY DUE DECEASED EXECUTIVE. In the event of Executive's death, any moneys that may be due him from the Bank under this Agreement as of the date of death shall be paid to the person designated by him in writing for this purpose, or in the absence of any such designation to his estate.

     13. LAW GOVERNING. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     14. ENTIRE AGREEMENT. This Agreement supersedes any and all agreements, either oral or in writing, between the parties with respect to compensation resulting from a Change of Control (as defined herein), and this Agreement contains all the covenants and agreements between the parties with respect to compensation resulting from a Change of Control (as defined herein).

     IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be duly executed in their respective names and, in the case of the Corporation and Bank, by its authorized representatives the day and year above mentioned.


ATTEST:                                    PEOPLESBANK, A CODORUS VALLEY COMPANY

/s/ Barbara J. Myers                    By: /s/ Barry A. Keller
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Barbara J. Myers                            Barry A. Keller
Secretary                                   Chairman of the Board


ATTEST:                                     CODORUS VALLEY BANCORP, INC.

/s/ Dallas L. Smith                     By: /s/ George A. Trout
-----------------------                     ----------------------------------
Dallas L. Smith                             Dr. George A. Trout
Secretary                                   Chairman of the Board


WITNESS:

/s/ Larry J. Miller                         /s/ Jann A. Weaver
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Larry J. Miller                             Jann A. Weaver